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                                                                 Exhibit EX-99.a

                               THE RBB FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER

          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has classified Two Billion Five Hundred Million (2,500,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class QQQ (Institutional Liquidity Fund for Credit Unions) shares of Common Stock and Two Billion Five Hundred Million (2,500,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class RRR (Liquidity Fund for Credit Union Members) shares of Common Stock, pursuant to the following resolution adopted by the Board of Directors of the Company on April 30, 2003:

               RESOLVED, that pursuant to the authority expressly given to the Board of Directors in Article VI, Section (4) of the Company's Charter, the Board hereby classifies authorized and unissued shares of Common Stock of the Company, par value $.001 per share, and hereby fixes and determines the rights, preferences, restrictions and other matters relating to such classes of Common Stock as follows:

          1. Class QQQ Shares. Two billion five hundred million (2,500,000,0000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class QQQ (Institutional Liquidity Fund for Credit Unions) shares of Common Stock. All shares of Class QQQ Common Stock shall be issued without stock certificates.

          2. Class RRR Shares. Two billion five hundred million (2,500,000,0000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class RRR (Liquidity Fund for Credit Union Members) shares of Common Stock. All shares of Class RRR Common Stock shall be issued without stock certificates.

          SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends,

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qualifications and terms and conditions of redemption as set or changed by the
Board of Directors of the Corporation is as follows:

          A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Common Stock of the Corporation classified in these Articles Supplementary is set forth in Article VI, Section
(6) of the Corporation's Articles of Incorporation, and has not been changed by the Board of Directors of the Corporation; EXCEPT THAT, pursuant to the powers of the Board of Directors set forth in Article VI, Section (4) of the Corporation's Articles of Incorporation, the Corporation shall, to the extent permitted by applicable law, (A) have the right, at its option, to redeem the shares owned by any holder of Class QQQ Common Stock if the value of such shares in the account maintained for the holder by the Corporation or its transfer agent for Class QQQ Common Stock is less than $100,000.00 (One Hundred Thousand Dollars); provided however, that each shareholder shall be notified that the value of his account is less then $100,000.00 and allowed thirty (30) days to make additional purchases of shares before such redemption is processed by the Corporation, and (B) have the right, at its option, to redeem the shares owned by any holder of Class RRR Common Stock if the value of such shares in the account maintained for the holder by the Corporation or its transfer agent for Class RRR Common Stock is less than $1,000.00 (One Thousand Dollars); provided however, that each shareholder shall be notified that the value of his account is less than $1,000.00 and allowed thirty (30) days to make additional purchases of shares before such redemption is processed by the Corporation.

          The shares of Class QQQ Common Stock and Class RRR Common Stock will be issued without stock certificates.

          THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

          FOURTH: (1) Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

               (a) the Corporation had the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000); and

               (b) the number of authorized shares of each class was as follows:

Class A              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class B              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class C              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class D              -   one hundred million (100,000,000), par value $.001 per
                         share;

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Class E              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class F              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class G              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class H              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class I              -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class J              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class K              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class L              -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class M              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class N              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class O              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class P              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class Q              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class R              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class S              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class T              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class U              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class V              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class W              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class X              -   fifty million (50,000,000), par value $.001 per share;

Class Y              -   fifty million (50,000,000), par value $.001 per share;

Class Z              -   fifty million (50,000,000), par value $.001 per share;

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Class AA             -   fifty million (50,000,000), par value $.001 per share;

Class BB             -   fifty million (50,000,000), par value $.001 per share;

Class CC             -   fifty million (50,000,000), par value $.001 per share;

Class DD             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class EE             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class FF             -   fifty million (50,000,000), par value $.001 per share;

Class GG             -   fifty million (50,000,000), par value $.001 per share;

Class HH             -   fifty million (50,000,000), par value $.001 per share;

Class II             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class JJ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class KK             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class LL             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class MM             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class NN             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class OO             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class PP             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class QQ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class RR             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class SS             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class TT             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class UU             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class VV             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class WW             -   one hundred million (100,000,000), par value $.001 per
                         share;

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Class YY             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class ZZ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class AAA            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class BBB            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class CCC            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class DDD            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class EEE            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class FFF            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class GGG            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class HHH            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class III            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class JJJ            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class KKK            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class LLL            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class MMM            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class NNN            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class OOO            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class PPP            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class Select         -   seven hundred million (700,000,000), par value $.001
                         per share;

Class Beta 2         -   one million (1,000,000), par value $.001 per share;

Class Beta 3         -   one million (1,000,000), par value $.001 per share;

Class Beta 4         -   one million (1,000,000), par value $.001 per share;

Class Principal
Money seven hundred million (700,000,000), par value $.001 per share;

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Class Gamma 2        -   one million (1,000,000), par value $.001 per share;

Class Gamma 3        -   one million (1,000,000), par value $.001 per share;

Class Gamma 4        -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money                -   two billion five hundred million (2,500,000,000), par
                         value $.001 per share;

Class Bear Stearns
Municipal Money      -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class Bear Stearns
Government Money     -   one billion (1,000,000,000), par value $.001 per share;

Class Delta 4        -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4      -   one million (1,000,000), par value $.001 per share;

Class Zeta 1         -   one million (1,000,000), par value $.001 per share;

Class Zeta 2         -   one million (1,000,000), par value $.001 per share;

Class Zeta 3         -   one million (1,000,000), par value $.001 per share;

Class Zeta 4         -   one million (1,000,000), par value $.001 per share;

Class Eta 1          -   one million (1,000,000), par value $.001 per share;

Class Eta 2          -   one million (1,000,000), par value $.001 per share;

Class Eta 3          -   one million (1,000,000), par value $.001 per share;

Class Eta 4          -   one million (1,000,000), par value $.001 per share;

Class Theta 1        -   one million (1,000,000), par value $.001 per share;

Class Theta 2        -   one million (1,000,000), par value $.001 per share;

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Class Theta 3        -   one million (1,000,000), par value $.001 per share;

Class Theta 4        -   one million (1,000,000), par value $.001 per share;

for a total of twenty-one billion seventy-three million (21,073,000,000) shares classified into separate classes of common stock.

     (2) After the increase in the number of shares of common stock that have been classified into separate classes:

               (a) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is thirty million dollars ($30,000,000); and

               (b) the number of authorized shares of each class is now as follows:

Class A              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class B              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class C              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class D              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class E              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class F              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class G              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class H              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class I              -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class J              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class K              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class L              -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class M              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class N              -   five hundred million (500,000,000), par value $.001 per
                         share;

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Class O              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class P              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class Q              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class R              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class S              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class T              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class U              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class V              -   five hundred million (500,000,000), par value $.001 per
                         share;

Class W              -   one hundred million (100,000,000), par value $.001 per
                         share;

Class X              -   fifty million (50,000,000), par value $.001 per share;

Class Y              -   fifty million (50,000,000), par value $.001 per share;

Class Z              -   fifty million (50,000,000), par value $.001 per share;

Class AA             -   fifty million (50,000,000), par value $.001 per share;

Class BB             -   fifty million (50,000,000), par value $.001 per share;

Class CC             -   fifty million (50,000,000), par value $.001 per share;

Class DD             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class EE             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class FF             -   fifty million (50,000,000), par value $.001 per share;

Class GG             -   fifty million (50,000,000), par value $.001 per share;

Class HH             -   fifty million (50,000,000), par value $.001 per share;

Class II             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class JJ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class KK             -   one hundred million (100,000,000), par value $.001 per
                         share;

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Class LL             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class MM             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class NN             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class OO             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class PP             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class QQ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class RR             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class SS             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class TT             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class UU             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class VV             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class WW             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class YY             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class ZZ             -   one hundred million (100,000,000), par value $.001 per
                         share;

Class AAA            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class BBB            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class CCC            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class DDD            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class EEE            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class FFF            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class GGG            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class HHH            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class III            -   one hundred million (100,000,000), par value $.001 per
                         share;

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Class JJJ            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class KKK            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class LLL            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class MMM            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class NNN            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class OOO            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class PPP            -   one hundred million (100,000,000), par value $.001 per
                         share;

Class QQQ            -   two billion five hundred million (2,500,000,000), par
                         value $.001 per share;

Class RRR            -   two billion five hundred million (2,500,000,000), par
                         value $.001 per share;

Class Select         -   seven hundred million (700,000,000), par value $.001
                         per share;

Class Beta 2         -   one million (1,000,000), par value $.001 per share per
                         share;

Class Beta 3         -   one million (1,000,000), par value $.001 per share per
                         share;

Class Beta 4         -   one million (1,000,000), par value $.001 per share per
                         share;

Class Principal
Money seven hundred million (700,000,000), par value $.001 per share;

Class Gamma 2        -   one million (1,000,000), par value $.001 per share per
                         share;

Class Gamma 3        -   one million (1,000,000), par value $.001 per share;

Class Gamma 4        -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money                -   two billion five hundred million (2,500,000,000), par
                         value $.001 per share;

Class Bear Stearns
 Municipal Money     -   one billion five hundred million (1,500,000,000), par
                         value $.001 per share;

Class Bear Stearns
Government Money     -   one billion (1,000,000,000), par value $.001 per share;

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Class Delta 4        -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3      -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4      -   one million (1,000,000), par value $.001 per share;

Class Zeta 1         -   one million (1,000,000), par value $.001 per share;

Class Zeta 2         -   one million (1,000,000), par value $.001 per share;

Class Zeta 3         -   one million (1,000,000), par value $.001 per share;

Class Zeta 4         -   one million (1,000,000), par value $.001 per share;

Class Eta 1          -   one million (1,000,000), par value $.001 per share;

Class Eta 2          -   one million (1,000,000), par value $.001 per share;

Class Eta 3          -   one million (1,000,000), par value $.001 per share;

Class Eta 4          -   one million (1,000,000), par value $.001 per share;

Class Theta 1        -   one million (1,000,000), par value $.001 per share;

Class Theta 2        -   one million (1,000,000), par value $.001 per share;

Class Theta 3        -   one million (1,000,000), par value $.001 per share;

Class Theta 4        -   one million (1,000,000), par value $.001 per share;

for a total of twenty-six billion seventy-three million (26,073,000,000) shares classified into separate classes of common stock.

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          IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on the 30th day of April, 2003.

                                          THE RBB FUND, INC.
WITNESS:


By:  /s/ Michael P. Malloy                By:  /s/ Edward J. Roach
     ---------------------------------         ---------------------------------
         Michael P. Malloy                     Edward J. Roach
         Assistant Secretary                   President


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                                   CERTIFICATE

          THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                          /s/ Edward J. Roach
                                          --------------------------------------
                                          Edward J. Roach
                                          President